                               INDEMNITY AGREEMENT

         This Indemnity Agreement ("Agreement") is made as of October 23, 2003 by and between MRO Software, Inc. (the "Company"), and [_____] ("Indemnitee").

                                    RECITALS

         WHEREAS, highly competent persons have become more reluctant to serve publicly-held corporations as directors, officers or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation.

         WHEREAS, the uncertainties relating to so-called "Directors and Officers" insurance and to the indemnification of directors and officers under the Company's Articles of Organization (the "Charter") and the Bylaws and the Massachusetts Business Corporation Law ("MBCL") have increased the difficulty of attracting and retaining directors and officers of the Company.

         WHEREAS, the Board has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future.

         WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.

         WHEREAS, Indemnitee does not regard the protection available under the Company's Charter, Bylaws and insurance as adequate in the present circumstances, and may not be willing to serve as an officer or director without adequate protection, and the Company desires Indemnitee to serve in such capacity. Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         1. SERVICES TO THE COMPANY. Indemnitee will serve or continue to serve as an officer, director or key employee of the Company for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his resignation or is removed.

         2. DEFINITIONS. As used in this Agreement:

         (a) "Corporate Status" describes the status of a person who is or was a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other Enterprise (as defined below) which such person is or was serving at the request of the Company.
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         (b) "Enterprise" shall mean the Company and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent.

         (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (d) "Expenses" shall include reasonable attorneys' fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedes bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

         (e) "Final Adjudication" shall mean a final judicial decision from which there is no further right to appeal.

         (f) References to "fines" shall mean any fine, penalty or assessment levied by any governmental or quasi-governmental entity, and shall include any excise tax assessed on Indemnitee with respect to any employee benefit plan for which he served in any capacity at the request of the Company, references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted "in the best interest of the Company" as referred to in this Agreement.

         (g) The term "Person" shall have the meaning as set forth in Sections 13(d) and 14(d) of the Exchange Act, provided, however, that Person shall exclude (i) the Company, (ii) any Subsidiaries of the Company (as defined below), (iii) any employment benefit plan of the Company or of a Subsidiary of the Company or of any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and (iv) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Subsidiary of the Company or of a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         (h) The term "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which Indemnitee

                                      -2-
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was, is or will be involved (as a party, a witness or otherwise) by reason of any action taken by him (or failure to act) while acting as, or by reason of the mere fact that Indemnitee is or was, (a) a director or officer of the Company,
(b) an officer of the Company elected or appointed by the stockholders or the Board of Directors, or (c) serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

         (i) The term "Subsidiary," with respect to any Person, shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

         3. RIGHT TO INDEMNIFICATION. To the extent that Indemnitee was or is made a party or is threatened to be made a party to or is otherwise involved in any Proceeding, he or she shall be indemnified and held harmless by the Company to the fullest extent authorized by the MBCL (but in the case of an amendment to the MBCL, only to the extent that such amendment permits the Company to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, but not limited to, reasonable attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be such a director, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators; provided, however, that the Company shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized or ratified by the Board of Directors of the Company. No indemnification shall be provided to Indemnitee with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. The right to indemnification conferred in this Section 3 shall include the right to receive advance payment of Expenses under Section 6 below.

         4. WAIVER OF CONTRIBUTION; SETTLEMENT IN THE EVENT OF JOINT LIABILITY.

         (a) To the fullest extent permissible under applicable law, if the Company makes indemnification payments to Indemnitee under the terms of this Agreement, the Company hereby waives and relinquishes any right of contribution it may have at any time against Indemnitee.

         (b) The Company shall not enter into any settlement of any Proceeding in which the Company is jointly liable with Indemnitee unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

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         5. EXCLUSIONS. Notwithstanding any provision in this Agreement, the
Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

         (a) for which payment has actually been received by or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount actually received under any insurance policy, contract, agreement, other indemnity provision or otherwise;

         (b) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law; or

         (c) in connection with any Proceeding (or any part of any Proceeding or counterclaim asserted therein) initiated by Indemnitee, including any Proceeding (or any part or counterclaim of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees or other indemnitees, unless
(i) the Board authorized the Proceeding (or any part of or counterclaim asserted in any Proceeding) prior to its initiation, or (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (iii) such Proceeding (or part or counterclaim) is asserted by Indemnitee to enforce his or her rights under this Agreement pursuant to Section 8 below.

         6. ADVANCES OF EXPENSES; DEFENSE OF CLAIM.

         (a) Notwithstanding any provision of this Agreement to the contrary, the Company shall advance the Expenses incurred by Indemnitee in connection with any Proceeding within ten (10) days after the receipt by the Company of a statement or statements requesting such advances from time to time accompanied by reasonable documentation of expenses incurred, whether prior to or after final disposition of any Proceeding. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee's ability to repay the Expenses and without regard to Indemnitee's ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall include any and all reasonable Expenses incurred pursuing a Proceeding to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. The Indemnitee hereby undertakes to repay the advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company under the provisions of this Agreement, the Charter, the MBCL or otherwise. Upon the Company's request, the Indemnity shall affirm such undertaking in writing at the time the advance is to be made. This Section 6(a) shall require the advancement of Expenses incurred in connection with any Proceeding initiated by the Indemnitee (i) for which indemnity is not excluded under Section 5(c) above, or (ii) to enforce his rights hereunder as described in Section 8 below.

         (b) The Company will be entitled to participate in the Proceeding at its own expense.

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         (c) The Company shall not settle any action, claim or Proceeding (in whole or in part) which would impose any unindemnified Expense, judgment, fine, or penalty, or any limitation, on the Indemnitee without the Indemnitee's prior written consent.

         7. PROCEDURE FOR NOTIFICATION AND APPLICATION FOR INDEMNIFICATION.

         (a) Indemnitee agrees to notify promptly the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to the Indemnitee under this Agreement, or otherwise, except to the extent that the Company is actually prejudiced by such delay.

         (b) Indemnitee may deliver to the Company a written application to indemnify and hold harmless Indemnitee in accordance with this Agreement. Such application(s) may be delivered from time to time and at such time(s) as Indemnitee deems appropriate in his or her sole discretion. If, following such a written application for indemnification by Indemnitee, the Company shall fail to perform its obligations under this Agreement, the Indemnitee shall have the remedies specified in Section 8 below.

         8. REMEDIES OF INDEMNITEE.

         (a) In the event that payment of indemnification is not made within sixty (60) days after receipt by the Company of a written request therefore (except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days), Indemnitee shall be entitled to seek an adjudication by the Massachusetts Court as to his entitlement to such indemnification, contribution or advancement of Expenses. At the option of the Indemnitee, an arbitration shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association in order to determine whether such payment shall be made. Except as set forth herein, the provisions of Massachusetts law (without regard to its conflict of laws rules) shall apply to any such arbitration. Any decision or award rendered in such arbitration shall be final and not subject to appeal, and may be enforced by a proceeding in the Massachusetts Court. The Company shall not oppose Indemnitee's right to commence any such adjudication or arbitration. In any suit by the Company to recover an advancement of Expenses, the Company shall be entitled to recover such expenses upon a Final Adjudication that the Indemnitee has not met the applicable standard of conduct set forth in the MBCL.

         In any judicial proceeding or arbitration commenced pursuant to this
Section 8, Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Company shall have the burden of proving by clear and convincing evidence that the Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be. If Indemnitee commences a judicial proceeding or arbitration pursuant to this Section 8, Indemnitee shall not be required to reimburse the Company for any advances pursuant to Section 6 until a Final Adjudication is made with respect to Indemnitee's entitlement to indemnification. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

         (b) The Company and the Indemnitee shall each be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this
Section 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

         (c) The Company shall indemnify and hold harmless Indemnitee to the fullest extent permitted by law against all Expenses and, if requested by Indemnitee, shall (within ten (10) days after the Company's receipt of such written request) advance such Expenses to Indemnitee, which have been incurred by Indemnitee in connection with any judicial proceeding or arbitration brought by Indemnitee (i) to enforce his rights under, or to recover damages for breach of, this Agreement or any other indemnification, advancement or contribution agreement or provision of the Charter, or the Company's Bylaws now or hereafter in effect; or (ii) for recovery or advances under any insurance policy maintained by any person for the benefit of Indemnitee, provided that Indemnitee has undertaken to repay such advances if it ultimately is determined by a Final Adjudication that Indemnitee was not entitled to such indemnification, advance, contribution or insurance recovery, as the case may be.

         (d) Amounts owed by the Company shall bear interest at the prime rate.

         (e) In any action or proceeding commenced by Indemnitee under this
Section 8, it shall be a defense to any claim for Advancement of Expenses (but shall have no effect of a claim for payment of indemnification other than a claim for Advancement of Expenses) that such advancement would constitute a violation of the Sarbanes-Oxley Act of 2002 or the rules and regulations adopted thereunder, or the Marketplace Rules of the Nasdaq Stock Market or other national securities exchange on which the Company's securities are listed.

         9. CHANGE IN CONTROL. This Agreement shall survive any change in control of the Company, and the Company shall obtain the affirmative undertaking of the Company's successor or assign to be bound by, and to fully perform the Company's obligations under, this Agreement, as provided in Section 14(d) below.

         10. SECURITY. Notwithstanding anything herein to the contrary, to the extent requested by the Indemnitee and approved by the Board, the Company may at any time and from time to time provide security to the Indemnitee for the Company's obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to the Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

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         11. NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE; SUBROGATION.

         (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Charter, the Company's Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in Massachusetts law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Charter, the Company's Bylaws or this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

         (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, partners, managing members, fiduciaries, employees, or agents of the Company or of any other Enterprise which such person serves at the request of the Company, it is the intent of the parties that Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, trustee, partner, managing member, fiduciary, employee or agent under such policy or policies. If, at the time the Company receives notice from any source of a Proceeding as to which Indemnitee is a party or a participant (as a witness or otherwise), the Company has director and officer liability insurance in effect, the Company shall give prompt notice of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all commercially reasonable actions to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

         (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         (d) The Company's obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other Enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such Enterprise or from any available insurance policy.

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         12. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of (a) ten (10) years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other Enterprise which Indemnitee served at the request of the Company; or (b) one (1) year after the final termination of any Proceeding (including any rights of appeal thereto) in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any Proceeding commenced by Indemnitee pursuant to Section 8 of this Agreement relating thereto (including any rights of appeal of any Section 8 Proceeding).

         13. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section, paragraph or sentence of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section, paragraph or sentence of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

         14. ENFORCEMENT AND BINDING EFFECT.

         (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director, officer or key employee of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director, officer or key employee of the Company.

         (b) Without limiting any of the rights of Indemnitee under the Charter or Bylaws of the Company as they may be amended from time to time, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

         (c) The indemnification and advancement of expenses provided by, or granted pursuant to this Agreement shall be binding upon and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Company or of any other Enterprise at the Company's request, and shall inure to the benefit of Indemnitee and his or her spouse, assigns, heirs, devisees, executors and administrators and other legal representatives.

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
         (d) The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance reasonably satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

         (e) The Company and Indemnitee agree herein that a monetary remedy for breach of this Agreement, at some later date, may be inadequate, impracticable and difficult of proof, and further agree that such breach may cause Indemnitee irreparable harm. Accordingly, the parties hereto agree that Indemnitee may enforce this Agreement by seeking injunctive relief and/or specific performance hereof, without any necessity of showing actual damage or irreparable harm and that by seeking injunctive relief and/or specific performance, Indemnitee shall not be precluded from seeking or obtaining any other relief to which he may be entitled. The Company and Indemnitee further agree that Indemnitee shall be entitled to such specific performance and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bonds or other undertaking in connection therewith. The Company acknowledges that in the absence of a waiver, a bond or undertaking may be required of Indemnitee by the Court, and the Company hereby waives any such requirement of such a bond or undertaking.

         15. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

         16. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

         (a) If to Indemnitee, at the address indicated on the signature page of this Agreement, or such other address as Indemnitee shall provide in writing to the Company.

         (b) If to the Company to:

               MRO Software, Inc.
               100 Crosby Drive
               Bedford, MA 01730

               Attention: General Counsel

or to any other address as may have been furnished to Indemnitee in writing by the Company.

         17. APPLICABLE LAW AND CONSENT TO JURISDICTION. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws rules.

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
         Except with respect to any arbitration commenced by Indemnitee pursuant to Section 8(a) of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in Suffolk Superior Court in the Commonwealth of Massachusetts (the "Massachusetts Court"), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Massachusetts Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Massachusetts Court, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Massachusetts Court has been brought in an improper or inconvenient forum, or is subject (in whole or in part) to a jury trial.

         18. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

         19. MISCELLANEOUS. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.

MRO SOFTWARE, INC.                               INDEMNITEE

By:
   ---------------------------                   -------------------------------
      Craig Newfield                       Name:    [_____]
      V.P. & General Counsel               Address:
                                                   ----------------------------
                                                   ----------------------------

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